Exhibit 99.1
Smith & Wesson Mike Golden, President, CEO John Kelly, CFO March 2006

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company’s strategies, the demand for the Company’s products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company’s reports filed with the SEC. 2

Investment Highlights • Leadership Team in Place • A New Market Approach...Safety, Security, Protection, Sport • A Strong, Untapped Legacy Brand • Innovative New Products • Growth Opportunities in Core Business • Diversification into New Markets • Significant Productivity Enhancement Opportunities • Positive Legislative and Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $5.30 (at 3/7/06) Market Cap: $208M 3

Experienced Leadership Team... Mike Golden, President, CEO John Kelly, CFO Tom Taylor, VP Marketing Ken Chandler, VP Operations Leland Nichols, VP Sales Barbara Hunnicutt, VP Licensing Ann Makkiya, Corporate Counsel Bill Lachenmeyer, VP Human Resources 4

Company Background • 154 Year Old American Company • Headquarters: Springfield, Massachusetts • 736 Employees • Two Manufacturing Facilities (Union-Free): — Springfield, Massachusetts • Revolvers, Pistols — Houlton, Maine • Handcuffs, Pistols 5

Company Background • Largest U.S. Manufacturer of Handguns • Largest U.S. Exporter of Handguns • Largest U.S. Manufacturer of Handcuffs • # 1 in U.S. Revolver Market Share • # 3 in U.S. Pistol Market Share • A Legacy Brand With 87% Brand Awareness With the General Public (Not Just Firearm Enthusiasts) Source: Federal Excise Tax Data — Q3, 2004 American Sports Data — Nov, 2004 6

S&W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Shotguns #3 (not served) Hunting Rifles #3 (not served) Tactical Rifles #1 (not served) Ammunition #4 (not served) Security Systems #3 (not served) Source: American Sports Data — Nov, 2004 7

A New Market Approach Smith & Wesson Yesterday: Selling Handguns in the U.S. Sporting Goods Channel GOAL Smith & Wesson Today: A Global Leader in Safety...Security...Protection...Sport 8

Growth Strategy Use “Safety-Security-Protection-Sport” platform to enter new markets while driving CAGR of 19-20% in core business in fiscal 2006. Existing Brand Handgun New Market Development Business Possibilities • Re-invent the legacy • Innovative New • Long Guns • Key to new market entry Products • Training/Ranges • Licensing opportunities • Sporting Goods • Less Lethal • Marketing initiatives • Law Enforcement • Ammunition • Military/Federal • Firearms Accessories Government • Security Systems • International • Criminal Investigation • Homeland Defense • Products/Services 9

Revolver / Pistol Market: $605MM 2004 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET —2005 (FISCAL) S&W SALES REVOLVERS PISTOLS $138MM $467MM $52MM 38% $47MM 10% S&W 2005 (Includes Walther Products) Market 2004 SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10

Innovative New Products 500 Revolvers 460 XVR Scandium Pistols S&W 1911 Family Military & Police Pistol Series 11

Introducing the Smith & Wesson Military & Police Pistol • First units shipped December 5, 2005 • Engineered with input from over a dozen LE and military organizations • Unique features incorporate versatility, enhanced durability and safety. • World class product introduction, regarded as the most professional the industry has seen. • Premium priced, feature rich product, designed to penetrate LE and military markets. 12

Channel Management Strategy Federal Law Local Law Enforcement Enforcement & Military International Sporting Goods 13

Handgun Growth Strategy Sporting Goods Channel • Sales Leadership in Place — Eoin B. Stafford, Director of Sporting Goods Sales — Formerly H&K • Expanded Smith & Wesson Employee Sales Force (+16) — Elimination of manufacturer’s reps — Demand creation: Product “pull” vs. “push” • Increased focus on high margin segments — Engraving, Commemorative Guns, Performance Center • New Products Launched: M&P Pistol, S&W 460, S&W 500, 1911’s • Consumer Marketing Programs Scheduled — Event Marketing & Pull Promotions 14

Handgun Growth Strategy Military/Federal Government Channel • Leadership in Place — Ernest Langdon, Director of Federal Law Enforcement/Military Sales — Formerly Operations Manager, Law Enforcement Sales with Beretta — Tactical training provider to law enforcement and military — Multiple national and world titles in competitive shooting sport • Lobbying efforts underway — Hired major lobbying firm — Regular CEO visits to Washington, DC • Four new contracts: U.S. Government for Afghanistan Army (75,000 units) — Launched M&P pistol — aimed at Federal Law Enforcement (FBI, etc.) 15

Handgun Growth Strategy Law Enforcement Channel • Leadership in Place Bryan James, Dir. Law Enforcement Sales — formerly Glock • Expanded Sales Organization — Two additional top sales executives hired from Glock — Increased from 5 to 8 Regional Sales Managers • Launched M&P Pistol — Designed specifically to penetrate police/military markets — Designed with input from multiple police departments — Test & Evaluation units to >150 departments • Orders from 8 law enforcement agencies — more pending • National & International 16

Handgun Growth Strategy International Channel • Leadership in Place: — Amaro Goncalves, Dir. International Sales — formerly Colt • Launched M&P Pistol — Designed specifically to penetrate police/military markets • Lobbying underway — Shorten Federal export approval timeline — Raise $1,000,000 Congressional approval level • Established & expanding sales channel and revenue base — Upgrading sales agents to those with contacts in police/military • Europe, Latin America, Asia, Middle East 17

New Market Opportunities & Options Safety...Security...Protection...Sport Shotguns • Long Guns Hunting Rifles • Criminal Investigation Tactical Rifles • Homeland Defense • Training/Ranges Products/Services • Ammunition • Less Lethal • Security Systems Options: Decline Opportunity Outsource Manufacture Acquire License 18

Smith & Wesson Enters the Long Gun Market • Consumers say S&W should be in long guns...particularly tactical rifles • Tactical rifles are the fastest growing segment in the long gun market • Sporting Goods channel is underserved by premium tactical rifles • Expansion of Military & Police family of products 2004 U.S. DOMESTIC NON-MILITARY MARKET Bolt Action Rifles Shotguns $510MM $346MM 52% Share 35% Share Tactical Rifles $132MM SOURCE: BATF 2004 Excise Tax 13% Share Study and Smith & Wesson Management Estimates 19

Introducing the Smith & Wesson M&P15 Rifle Series “Smith & Wesson’s new AR-type rifle is a credit to the firm’s long history of duty guns.” - Dick Metcalf, Guns & Ammo Magazine, March/SHOT Show Edition “If you’re a fan of the M4A1 Carbine, I can assure you that the new M&P Carbine is as good as it gets.” - Gary Paul Johnson, SWAT Magazine, SHOT Show Edition 20

The Military & Police Family Begins... •Concept to first shipment — 6 months •Test & evaluation unit requests from 80 Law Enforcement Agencies •First order received 3 weeks from launch — Las Vegas Metro P.D. •Targeting 10%-15% market share in year one 21

The Brand: Licensing Opportunities • FY 2005 Licensing Revenue: $1.8M — Hearing & Eye Protection, Knives, Safes, Soft Air Guns, etc. • Target: Grow Licensing Revenue 3-5X by 2009 — Recent Licensees: Sentry Safe, Radiator Specialty (gun cleaning products) Hats and Tees — New Possibilities: Monitored Security Systems, Ammunition, Truck and Hunting Accessories • Focus: Use licensing to enter new markets, serve brand loyalty opportunities, and aggressively pursue initiatives that fall within: Safety...Security...Protection...Sport & Brand Loyalty 22

The Brand: Re-Inventing a Legacy Inconsistent Message to a Limited Audience GOAL “Loud” and Visible Brand With a Consistent Message to a Diverse Audience 23

Media Blitz Wall Street Journal Front Page — Marketplace Section July 28, 2005 • 36 magazine covers in 11 months • Visibility in core magazines, TV and — Unprecedented in industry radio as well as non-industry publications. — Outpacing all major competitors — Over 102 million total — M&P — 22 Editorial features issued impressions. or committed 24

Marketing Initiatives NASCAR Customer Affinity Programs: 25

Operations / Manufacturing • Strong Team Supporting: — Pistol Process Line — New Product Development • Initial Focus: Stabilize Operations — Repeatable & predictable machinery — Consistent Output • Current Focus: — Implementing Smith & Wesson Operating System • Based on Toyota Production System • Problem-Solving Process Development — Standardize approach & deliver solutions faster — Upgrading Technology • New machining / Equipment re-furbishing 26

Driving Gross Margin Improvement • Production Rates up Significantly Jan-Dec Revolvers Guns Per Day 44% Pistols Guns Per Day 300% 27

Legislative & Litigation Trends 40 30 32 20 Cases 26 20 10 13 10 8 5 4 0 4 2 2001 2002 2003 2004 2005 Industry Municipal Cases Pending or on Appeal Product Liability Cases Pending Against S&W Protection of Lawful Commerce in Arms Act Signed into law October, 2005 28

Income Statement Summary Year Ended April 30, 2005 2004 2005 Revenue $117.9 $124.0 Gross Profit $39.1 $40.9 Operating Income $4.8 $11.2 Net Income $0.8 $5.2 EPS $0.02 $0.14 *In millions except for per share data 29

Income Statement Summary Quarter Ended January 31, 2006 2005 2006 Revenue $31.1 $38.6 Gross Profit $7.7 $11.3 Operating Income $0.6 $1.9 Net Income ($0.2) $1.1 EPS -— $0.03 *In millions except for per share data 30

Income Statement Summary Nine Months Ended January 31, 2006 2005 2006 Revenue $88.0 $106.0 Gross Profit $29.5 $31.4 Operating Income $7.7 $7.9 Net Income $3.4 $4.5 EPS $0.90 $0.11 *In millions except for per share data 31

Balance Sheet Summary January 31, 2006 Cash & Cash Equivalents $0.95 Accounts Receivable $19.2 Working Capital $20.7 Accounts Payable $9.1 Notes Payable $18.9 Equity $34.2 Total Shares Outstanding 39.2 *In Millions 32

Annual Guidance FY2007 FY2006 FY2005 Guidance Actual New Product $172-$180m +19-20% $124.0m Sales Income $12.5 $7.5-$8.0m $5.2m* Earnings per Fully Diluted Share: $0.30 $0.19-$0.20* $.14* *Guidance takes into account expected adjustments to reflect the early adoption of Statement of Financial Accounting Standard No. 123R, Share-Based Payment. That adoption is expected to result in approximately $2.0 million in expense fiscal 2006 as compared to $626 thousand in fiscal 2005. See full discussion in company’s 10k filing. 33

Investment Highlights • Leadership Team in Place • A New Market Approach...Safety, Security, Protection, Sport • A Strong, Untapped Legacy Brand • Innovative New Products • Growth Opportunities in Core Business • Diversification into New Markets • Significant Productivity Enhancement Opportunities • Positive Legislative and Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $5.30 (at 3/7/06) Market Cap: $208M 34